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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (date of earliest event reported):
                                 August 19, 2002

                              DTVN Holdings. Inc.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                      0-22076                   76-0404904
---------------                ------------            -------------------
(State of other                (Commission             I.R.S. Employer
jurisdiction of                 File Number            Identification No.)
incorporation)

                         1801 Gateway Blvd., Suite 101
                            Richardson, Texas 75080
          (Address of Principal Executive Offices, including zip code)

                                  972-783-0284
              (Registrant's Telephone Number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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Item 9.  Regulation FD Disclosure

     In connection with the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002, as filed with the SEC on August 19, 2002, DTVN Holdings, Inc. (the "Company") furnished to the SEC via EDGAR, as correspondence, a transmittal letter and the certifications (the "Certifications") required by (S)906 of the Sarbanes-Oxley Act of 2002 (the "Act"). The information in this Item 9, including the text of the Certifications provided below, and the Certifications are not part of the Company's Quarterly Report on Form 10-QSB and are not deemed as filed with the SEC. The Certifications conform to the requirements of (S)906 of the Act and provide as follows:

              Certification Pursuant to Section 1350 of Chapter 63
                     of Title 18 of the United States Code

I, Scott Birdwell, the CEO of DTVN Holdings, Inc., certify that to the best of my knowledge: (i) the Form 10-QSB for the quarterly period ended June 30, 2002, (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15
(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of DTVN Holdings, Inc.

                                         s/Scott Birdwell
                                         ---------------------------------------
                                         Scott Birdwell, Chief Executive Officer

August 19, 2002

              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

I, Jeff Becker, the CFO of DTVN Holdings, Inc., certify that to the best of my knowledge: (i) the Form 10-QSB for the quarterly period ended June 30, 2002, (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15
(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of DTVN Holdings, Inc.

                                         s/Jeff Becker
                                         ---------------------------------------
                                         Jeff Becker, Chief Financial Officer

August 19, 2002

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DTVN HOLDINGS, INC.

                                                By: /s/ Scott Birdwell
                                                   -----------------------------
                                                         Scott Birdwell
                                                         Chief Executive Officer

Dated: August 20, 2002